Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes

14.Income Taxes

Reconciliations of the statutory U.S. federal income tax rates to our effective tax rate for continuing operations follow:

	Years Ended December 31,
	2017	2016	2015
Statutory rate	35.0%	35.0%	35.0%
DTA Remeasurement Loss(1)	27.2	—	—
Net excess tax benefits related to stock-based incentive payments	(.7)	—	—
State tax, net of federal benefit	.8	3.8	2.6
Other, net	(.5)	(.3)	.1
Effective tax rate	61.8%	38.5%	37.7%

(1)

The TCJA, enacted on December 22, 2017, made significant changes to all aspects of income taxation, including a reduction to the corporate federal statutory tax rate.  GAAP requires the effects of the TCJA to be recognized in the period the law is enacted, even though the effective date of the law for most provisions is January 1, 2018.  The primary impact to us is the reduction to the corporate federal statutory tax rate from 35 percent to 21 percent as of January 1, 2018.  This rate reduction required us to remeasure our deferred tax asset at December 31, 2017, at the 21 percent corporate federal statutory tax rate and resulted in a DTA Remeasurement Loss of $208 million for GAAP, which is reflected as incremental income tax expense in the fourth quarter of 2017.

The effective tax rate varies from the statutory U.S. federal rate of 35 percent primarily due to the DTA Remeasurement Loss and the net excess tax benefits related to stock-based incentive payments for the year ended December 31, 2017, and the impact of state taxes, net of federal benefit, for the years ended December 31, 2017, 2016 and 2015.

Income tax expense consists of:

	December 31,
(Dollars in millions)	2017	2016	2015
Current provision/(benefit):
Federal	$77	$246	$136
State	(3)	47	22
Foreign	3	1	—
Total current provision/(benefit)	77	294	158
Deferred provision/(benefit):
Federal	385	115	398
State	11	18	41
Foreign	(1)	—	—
Total deferred provision/(benefit)	395	133	439
Provision for income tax expense/(benefit)	$472	$427	$597

The tax effect of temporary differences that give rise to deferred tax assets and liabilities include the following:

	December 31,
(Dollars in millions)	2017	2016
Deferred tax assets:
Loan reserves	$317	$581
Education loan premiums and discounts, net	52	74
Operating loss and credit carryovers	22	5
Stock-based compensation plans	18	32
Accrued expenses not currently deductible	24	33
Market value adjustments on education loans, investments and derivatives	9	65
Deferred revenue	—	37
Other	14	40
Total deferred tax assets	456	867
Deferred tax liabilities:
Unrealized derivatives and investment gains and losses, net	23	3
Original issue discount on borrowings	11	27
Debt repurchases	8	—
Other	22	35
Total deferred tax liabilities	64	65
Net deferred tax assets	$392	$802

Included in operating loss and credit carryovers is a valuation allowance of $42 million and $7 million as of December 31, 2017 and 2016, respectively, against a portion of the Company’s federal and state deferred tax assets. The valuation allowance is primarily attributable to deferred tax assets for federal and state net operating loss carryforwards that management believes it is more likely than not will expire prior to being realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income of the appropriate character (i.e. capital or ordinary) during the period in which the temporary differences become deductible. Management considers, among other things, the economic slowdown, the scheduled reversals of deferred tax liabilities, and the history of positive taxable income available for net operating loss carrybacks in evaluating the realizability of the deferred tax assets.

As of December 31, 2017, we have gross federal net operating loss (“NOL”) carryforwards of $110 million (which begin to expire in 2029) and gross state NOL carryforwards of $576 million (which begin to expire in 2021). Tax-effected NOL amounts of $23 million (federal) and $39 million (state) have corresponding valuation allowances of $8 million (federal) and $34 million (state). We also have $2 million in foreign tax credit carryforwards.

Accounting for Uncertainty in Income Taxes

The following table summarizes changes in unrecognized tax benefits:

	December 31,
(Dollars in millions)	2017	2016	2015
Unrecognized tax benefits at beginning of year	$73.0	$56.3	$51.9
Increases resulting from tax positions taken during a prior period	.7	19.9	1.6
Decreases resulting from tax positions taken during a prior period	(1.8)	(5.6)	(1.8)
Increases resulting from tax positions taken during the current period	4.4	4.4	6.9
Decreases related to settlements with taxing authorities	(5.1)	(.1)	—
Increases related to settlements with taxing authorities	—	—	—
Reductions related to the lapse of statute of limitations	(13.8)	(1.9)	(2.3)
Unrecognized tax benefits at end of year	$57.4	$73.0	$56.3

As of December 31, 2017, the gross unrecognized tax benefits are $57.4 million. Included in the $57.4 million are $45.3 million of unrecognized tax benefits that, if recognized, would favorably impact the effective tax rate.

The Company or one of its subsidiaries files income tax returns at the U.S. federal level, in most U.S. states, and various foreign jurisdictions. All periods prior to 2014 are closed for federal examination purposes. Various combinations of subsidiaries, tax years, and jurisdictions remain open for review, subject to statute of limitations periods (typically 3 to 4 prior years). We do not expect the resolution of open audits to have a material impact on our unrecognized tax benefits.